Exhibit 10.1

Secured Promissory Note

$2,500,000	January 12, 2023

Between:	Continental Republic Capital, LLC d/b/a Republic Business Credit, LLC A Louisiana limited liability company 900 Camp Street, Suite 301 New Orleans, LA 70130	“Holder”

And:	The Entities Identified on Schedule 1	Collectively, the “Borrowers” Individually, each is a “Borrower”
	January 12, 2023	“Date”

1.         Obligation. FOR VALUE RECEIVED, the Borrowers, jointly and severally, agree to pay Holder, in lawful money of the United States of America and in immediately available funds at its offices set forth above or at such other location as the Holder may designate from time to time the amount up to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (“Principal Amount”) under the terms and conditions set forth below. The Principal Amount and Interest (as hereinafter defined) due and owing under this Secured Promissory Note (this “Note”) shall be Obligations under the terms and conditions of that certain Agreement for Purchase and Sale dated October 28, 2019, as amended by (i) that certain First Amendment to the Agreement for Purchase and Sale dated July 10, 2020; (ii) that certain Second Amendment to the Agreement for Purchase and Sale dated December 6, 2021; and (iii) that certain Third Amendment to the Agreement for Purchase and Sale dated January 12, 2023 (as the same may be amended, restated, modified or revised, collectively, the “Purchase Agreement”), which Obligations shall have the meaning ascribed to such term in the Purchase Agreement. Each Borrower acknowledges and agrees that the Obligations due and owing to Holder from Borrowers hereunder shall survive the termination of the Purchase Agreement.

2.         Principal Amount/Rate of Interest/Administrative Fee. The Principal Amount shall accrue interest at the rate of seven percent (7.0%) plus the prime rate of interest announced from time to time by Wells Fargo Bank, N.A. or any successor thereof, as its prime rate, base rate, or reference rate (the “Prime Rate”) per annum (the "Interest"). Any adjustment in the Prime Rate, whether downward or upward, will become effective on the first day of the month following the month in which the Prime Rate is reduced or increased, provided, however, that in no event shall the Prime Rate be less than three and one quarter of one percent (3.25%). All Interest will be computed on the basis of the number of days elapsed and a 360-day year, and such Interest accrued each month shall be paid from Borrower to Holder on the last calendar day of such month.

For the administration of this Note, Borrowers shall pay Holder an administrative fee calculated as one percent (1.00%) of the Principal Amount (the “Administrative Fee”), which Administrative Fee shall be due and payable by Borrower to Holder on the Date of this Note. In the event Holder does not receive the Administrative Fee on or before the Date of this Note, Borrowers hereby irrevocably authorize Holder to pay the Administrative Fee due and owing hereunder directly from funds that would otherwise be paid by Holder to any Borrower under the terms and conditions of the Purchase Agreement.

Secured Promissory Note	Page 1	Borrower Initials _____ _____ _____

SECURED PROMISSORY NOTE

3.         Payment Terms. Borrower shall pay Holder twenty-four (24) installments of principal plus Interest commencing on February 28, 2023, and on or before the last calendar day of each month thereafter, which payment terms (initially based on the Prime Rate in effect on the date hereof) are more fully defined on Schedule 2 attached hereto. The Principal Amount and Interest shall be immediately due and payable upon termination of the Purchase Agreement. Borrowers hereby irrevocably authorize Holder to pay any Principal Amount or Interest due and owing hereunder directly from funds that would otherwise be paid by Holder to any Borrower under the terms and conditions of the Purchase Agreement. Notwithstanding the foregoing irrevocable authorization and direction of payment to Holder, Borrowers shall remain jointly and severally liable for the full and indefeasible payment and performance of the payment terms and the liability of the Borrowers hereunder shall not be otherwise affected. Any payments received hereunder shall be applied (1) first to the payment of any expenses incurred by the Holder hereof in collecting or enforcing its rights under this Note; (2) second to the payment of Interest as hereinabove provided; and (3) third to the payment of the Principal Amount.

Without limiting any of the rights and remedies of the Holder set forth in this Note, upon an Event of Default the Holder of this Note, may, at its option, without further notice or demand (i) declare the outstanding Principal Amount and all accrued but unpaid Interest and Borrowers’ other obligations under this Note at once due and payable, (ii) foreclose all liens securing the payment hereof, (iii) pursue any and all other rights, remedies and recourse available to the Holder hereof, including, but not limited to, any such rights, remedies or recourse available to such Holder under the Note, the Purchase Agreement at law or in equity, or (iv) pursue any combination of the foregoing.

4.         Default Rate. Upon maturity, whether by acceleration, demand or otherwise, and at the Holder’s option upon the occurrence of any Event of Default, the amount outstanding under this Note shall bear interest at a rate of Prime plus two percent (2%) per month (the “Default Rate”), provided, however, the Default Rate shall not exceed the maximum rate allowed by law. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder’s expenses incident to the handling of delinquent payments and the increased credit risk to Holder, and is in addition to, and not in lieu of, the Holder’s exercise of any rights and remedies hereunder, or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. Each Borrower agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty.

5.         Events of Default. The occurrence of any of the following events will be deemed to be an “Event of Default” under this Note: (i) the nonpayment of any Principal Amount, Interest or other indebtedness under this Note when due; (ii) the filing by or against any Borrower of any proceeding in Bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding; (iii) any assignment by any Borrower for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of such Borrower; (iv) a default with respect to any other indebtedness of any Borrower for borrowed money; (v) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Borrower to the Holder; (vi) the entry of a judgment against any Borrower; (vii) any material adverse change in any Borrower’s business, assets, operations, prospects, financial condition or results of operations; (viii) any Borrower ceases doing business as a going concern; (ix) any representation or warranty made by any Borrower to the Holder hereunder, in the Purchase Agreement or any other agreement or documents by and between any Borrower and Holder, now or in the future, is false, erroneous or misleading in any material respect; (x) the Purchase Agreement is terminated for any reason; (x) there is an Event of Default under or termination of the Purchase Agreement, and/or (xi) there is an Event of Default under the Mortgage (as hereinafter defined).

Upon the occurrence of an Event of Default, at the sole discretion of the Holder: (a) the Holder shall be under no further obligation to perform under this Note or the Purchase Agreement; (b) the Principal Amount and accrued Interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; and (c) this Note will bear Interest at the Default Rate from the date of the occurrence of the Event of Default until such Event of Default is cured within the applicable time period. The Holder may exercise from time to time any of the rights and remedies available hereunder, under the Purchase Agreement or under applicable law.

Secured Promissory Note	Page 2	Borrower Initials _____ _____ _____

SECURED PROMISSORY NOTE

6.         Indemnity. Each Borrower agrees to indemnify the Holder, each legal entity, if any, who controls, is controlled by or is under common control with the Holder, and each of their respective members, managers, shareholders, directors, officers and employees (the “Indemnified Parties”), and to hold each of the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party (including any person or entity claiming derivatively on behalf of any Borrower), in connection with or arising out of or relating to the matters referred to in this Note.

7.         Grant of Security Interest.

7.1         Ricebran Technologies d/b/a Ricebran Technologies, Inc., and each other Borrower to the extent such Borrower has an interest therein, hereby grants to Holder, as security for the Principal Amount, Interest, and all obligations that are or may be due and owing to Holder pursuant to this Note, a continuing security interest in that certain real property commonly known as 1784 Highway 1 North, Wynne, Cross County, Arkansas 72396 (the “AR Real Property”) all improvements and fixtures thereto, all as further set forth in that certain Mortgage with Security Agreement and Fixture Filing dated on or about the date hereof, by and between Holder and RiceBran Technologies, d/b/a RiceBran Technologies, Inc., a California corporation (the “Mortgage”), all on the terms and conditions contained therein. In addition, Holder shall have a continuing security interest in the Collateral of each Borrower as identified in the Purchase Agreement.

7.2         [RESERVED].

8.         Miscellaneous.

(A)    Notices.Any notice as provided for herein or pursuant to this Note shall be in writing, shall be sent to the address set forth herein and shall be deemed to have been duly given upon receipt or refusal. All such notices shall be sent (i) by United States mail, with proper postage prepaid, certified mail with return receipt requested; (ii) by personally delivery to the party to be notified; or (iii) by a nationally recognized overnight delivery service. The address for notices may be changed by written notice delivered as set forth herein

(B)    No Waiver/Amendment. No delay or omission on the Holder’s part to exercise any right or remedy arising under this Note will impair any such right or remedy or be considered a waiver of any such right or remedy, nor will the Holder’s action or inaction impair any such right or remedy. The Holder’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Holder may have under other agreements, at law or in equity. No modification, amendment or waiver of, or consent to any departure by any Borrower from, any provision of this Note will be effective unless made in a writing signed by the Holder, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No waiver of any Event of Default shall be construed, taken or held to be a waiver, acquiescence in or consent to any further or succeeding default of the same nature.

(C)    Attorney’s Fees. Each Borrower agrees to pay on demand all costs and expenses incurred by the Holder in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable legal and attorney fees and expenses.

(D)    Severability. If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such circumstance.

Secured Promissory Note	Page 3	Borrower Initials _____ _____ _____

SECURED PROMISSORY NOTE

(E)    Waiver of Defenses. Each Borrower and all endorsers and other persons obligated hereon, hereby waives presentment, demand, protest, notice of demand, notice of protest and notice of nonpayment. In the event this Note is placed in the hands of an attorney for collection, or it is collected by suit, or by bankruptcy or probate, reorganization or any other proceeding in connection with the enforcement of the holder’s rights and remedies under this Note, then Borrowers shall promptly pay on demand to the holder of this Note all court costs and attorneys' fees incurred for such collection. Each Borrower also waives all defenses based on suretyship or impairment of collateral.

(F)    No Transfer of Assets. The Principal Amount and all accrued Interest hereon shall be immediately due and payable upon any Borrower's (i) transfer or pledge any portion of assets; or (ii) sale of all or substantially all the assets of such Borrower or any of its successors or assigns or the direct or indirect acquisition by any person (or group of persons acting in concert) of ownership or control of a controlling interest in the voting securities (or the power to vote the same) of such Borrower or any of its successors or assigns.

(G)    Maximum Interest. In no event shall the amount of interest due and payable under this Note exceed the maximum rate of interest allowed by applicable law; and in the event any such payment is inadvertently paid by Borrowers or inadvertently received by the Holder of this Note, such excess sum shall be credited as a payment of principal, unless Borrowers shall notify the holder of this Note in writing that Borrowers elect to have such excess sum returned to it forthwith.

(H)    Governing Law. This Note has been delivered to and accepted by the Holder and shall be deemed to be made in the State of Louisiana. THIS NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE HOLDER AND THE BORROWERS DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUSIANA, EXCLUDING ITS CONFLICT OF LAWS RULES. Each Borrower hereby irrevocably consents to the exclusive jurisdiction of the United States District Court for the Eastern District of Louisiana or any court of the State of Louisiana located in the Civil District Court for the Parish of Orleans; provided, however, that nothing contained in this Note will prevent the Holder from bringing any action, enforcing any award or judgment or exercising any rights against any or each Borrower, against any security or against any property of any or each Borrower within any other county, state or other foreign or domestic jurisdiction. Each Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Holder and such Borrower. Each Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

(I)    Arbitration. Borrowers and RBC each acknowledges and agrees that any controversy which may arise under this Note or any document arising hereunder or with respect to this Note shall be subject to arbitration pursuant to the arbitration provisions set forth in the attached annex a and the provisions therein are incorporated herein in their entirety by this reference. Accordingly, Borrowers and RBC hereunder knowingly, voluntarily and intentionally agree to arbitration in respect to any claim based hereon or related hereto, including but not limited to any claim, counterclaim, cross-claim, third party claim, dispute, demand, suit or proceeding arising out of or related hereto, under or in connection with this Note, the Purchase Agreement or any agreement contemplated to be executed in conjunction herewith, including any course of dealing, statements (whether verbal or written) or actions of any party and agrees that all such proceedings shall be subject to arbitration.

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[SIGNATURE PAGES TO FOLLOW]

Secured Promissory Note	Page 4	Borrower Initials _____ _____ _____

In Witness Whereof, the Borrowers hereto have caused this Secured Promissory Note to be duly executed by their respective authorized officers as of the Date.

BORROWER:

RICEBRAN TECHNOLOGIES

By: _____________________________

Name:	Todd Mitchell
Its:	Chief Financial Officer
Date:

Signature Page to Secured Promissory Note	Borrower Initials _____ _____ _____

In Witness Whereof, the Borrowers hereto have caused this Secured Promissory Note to be duly executed by their respective authorized officers as of the Date.

BORROWER:

GOLDEN RIDGE RICE MILL, INC.

By: _____________________________

Name:         Todd Mitchell

Its:          Chief Financial Officer

Date:

Signature Page to Secured Promissory Note	Borrower Initials _____ _____ _____

In Witness Whereof, the Borrowers hereto have caused this Secured Promissory Note to be duly executed by their respective authorized officers as of the Date.

BORROWER:

MGI GRAIN INCORPORATED

By: _____________________________

Name:	Todd Mitchell
Its:	Chief Financial Officer
Date:

Signature Page to Secured Promissory Note	Borrower Initials _____ _____ _____

SCHEDULE 1

BORROWERS

Borrower:

RICEBRAN TECHNOLOGIES, D/B/A RICEBRAN TECHNOLOGIES, INC.

a California corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

Borrower:

GOLDEN RIDGE RICE MILL, INC.

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

Borrower:

MGI GRAIN INCORPORATED

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

Secured Promissory Note	Page 2	Borrower Initials _____ _____ _____

ANNEX A

ARBITRATION PROVISIONS

1.         Agreement to Arbitrate. Each Borrower and RBC acknowledges and agrees that arbitration provides cost, timing and other advantages, and all claims, disputes or controversies arising under or related to this Note (collectively referred to herein as a “Claim”), unless specifically excluded herein, shall be resolved in an arbitration forum. Each Borrower and RBC agree to arbitrate any Claim. All Claims will be decided by the arbitrators selected pursuant to these arbitration provisions (the “Arbitrators”), who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction. Each Borrower and RBC mutually consent to the exclusive resolution by arbitration of all Claims, past, present or future, that such party may have against: (1) the other parties; (2) an affiliate of the other parties, or (3) all successors and assigns of any of the foregoing (collectively the “Third Party Beneficiaries”), who are third party beneficiaries of this Note. The references in this Note to the parties to an arbitration proceeding will include, where applicable, a reference to any Third Party Beneficiary that is such a party. In the event of an arbitration under the Purchase Agreement, the arbitration under this Note shall take place in the same arbitration proceeding.

2.          Federal Arbitration Act. Except as provided in this Note, the Federal Arbitration Act shall govern the interpretation and enforcement of, and all proceedings pursuant to, this Note. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law of the State of Louisiana pertaining to agreements to arbitrate shall apply.

3.          Claims Not Covered by Arbitration. This Note does not cover Claims by a party or by any Third Party Beneficiary for temporary restraining orders or preliminary injunctions (“temporary equitable relief”) in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrators, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

4.          Time Limits for Commencing Arbitration and Required Notice of All Claims. Each Borrower and RBC agree that the aggrieved party must give written notice of any Claim to the other parties no later than the expiration of the statute of limitations that the law prescribes for the Claim. Otherwise, the Claim shall be void and deemed waived.

5.          Notice.         The aggrieved party shall provide written notice to the other parties of any Claim. The written notice shall identify and describe the nature of all Claims asserted, the facts upon which such Claims are based and the relief or remedy sought. The notice shall be sent to the other parties and be effective as set forth in this Note.

6.           Representation. Each Borrower and RBC agree that each party must proceed in the arbitration with licensed attorneys as its representative. Failure to be represented by a licensed attorney will result in a default and will prevent the defaulted party from presenting any motions or evidence before the Arbitrators. On motion made by the opposing party or on the Arbitrators own motion a default judgment will be entered against the breaching party and the breaching party will be required to pay the other party’s costs and attorney’s fees.

7.           Discovery. Each Borrower and RBC agree as follows:

7.1        The parties shall be entitled to conduct sufficient discovery in arbitration to prepare adequately for the claims and defenses raised in the arbitration, including gaining access to essential documents and witnesses, to be determined by the Arbitrators, provided, however, that discovery for each of (a) Borrowers collectively; and (b) RBC, shall be limited to 20 interrogatories including all subparts and subdivisions, and 20 document requests including all subparts and subdivisions, and further provided that the parties expressly agree that written briefs shall be no more than 15-pages in length, double-spaced. Exhibits shall be limited to a total of five and shall not exceed five 11 ½ by 8 inch pages in length. The total written submission shall not exceed 20 typewritten pages. Briefs shall be submitted simultaneously. No reply briefs shall be submitted unless good cause shown and if submitted, they will be under the same rules, except they shall not exceed more than seven pages for the written briefs and three pages of Exhibits.

7.2       The Arbitrators shall have the authority to entertain and rule upon a motion to dismiss, motion for summary judgment, motion to compel discovery, motion in limine, a motion to strike by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. At the arbitration, the Federal Rules of Evidence will apply. The parties will have the right to present proof, through testimony and documentary evidence, and to cross-examine witnesses. Any monetary award shall be in U.S. dollars.

Annex A Arbitration Provisions to Secured Promissory Note	Borrower Initials _____ _____ _____

7.3        No depositions shall be allowed. Requests for additional discovery may be made to the Arbitrators. The Arbitrators may grant an order for such requested additional discovery if the Arbitrators find that the party requires it to adequately arbitrate a claim, taking into account the parties’ mutual desire to have a fast, cost-effective dispute resolution mechanism.

8.           Designation of Witnesses. At least thirty (30) days before the arbitration, the parties agree to exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

9.           Subpoenas. Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties. Subpoenas may be enforced in a court in the jurisdiction where the claim is arbitrated.

10.         Arbitration Procedures. Each Borrower and RBC agree on the following arbitration procedures.

10.1      Any such arbitration shall be fully and finally resolved in binding arbitration in a proceeding in the City of New Orleans, State of Louisiana, before a panel of three Arbitrators in accordance of American Arbitration Association (“AAA”). The parties agree that, except as provided in this Note, the arbitration shall be in accordance with AAA then-current commercial arbitration rules/procedures, as modified by the agreed procedures described herein. The Arbitrators shall be either a retired judge or an attorney who is experienced in commercial law and licensed to practice law in the State of Louisiana. The Arbitrators shall be selected as follows: AAA shall give each of (a) Borrowers collectively; and (b) RBC a list of eleven (11) arbitrators drawn from its panel of commercial dispute arbitrators. Each such party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only three common names remain on the lists of both parties, those individuals shall be designated as the Arbitrators. If more than three common name remains on the lists of both parties, the parties shall strike names alternately from the list of common names until only three remains. The party who did not initiate the claim shall strike first. If three common names do not exist on the lists of both parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until three names remain. Those individuals shall be designated as the Arbitrators.

10.2      If AAA declines to arbitrate the matter or if at the time of service of notice of the claim AAA no longer operates an arbitration facility within the City of New Orleans, State of Louisiana, the parties agree that, except as provided in this Note, the arbitration will be held before a three private Arbitrators under the AAA Commercial Arbitration Rules with Arbitrators appointed by a state court judge in the jurisdiction where the arbitration is to take place, which Arbitrators shall be either a retired judge, or an attorney who is experienced in commercial law and licensed to practice law in the state in which the arbitration is convened.

10.3      The Arbitrators shall apply the substantive law (and the law of remedies, if applicable) of the State of Louisiana, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrators are without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. Notwithstanding any rules of applicable arbitral forums to the contrary, to the extent there is a question of enforceability of this Note (including but not limited to its waiver of class and collective actions), a challenge to the Arbitrators’ jurisdiction, or a dispute over the arbitrability of a claim, it shall be solely resolved by the Arbitrators. The Arbitrators shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Note, including but not limited to any claim that all or any part of this Note is void or voidable, as well as the exclusive authority to resolve any legal claims raised and to grant any and all rights, remedies and relief that would be available to the parties if the claims were brought in a court of law. The arbitration shall be final and binding upon the parties, except as provided in this Note.

10.4      The Arbitrators shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrators deem advisable. The Arbitrators shall apply the standards governing motions under the Federal Rules of Civil Procedure. Only the Arbitrators, in their sole discretion, may decide the conscionability of this Note.

10.5       Any party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

10.6       Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrators shall have the authority to decide the dispute based upon whatever evidence is presented.

10.7       Any party, upon request at the close of the hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrators, but shall not be more than thirty (30) days after the close of the hearing.

Secured Promissory Note	Page 2	Borrower Initials _____ _____ _____

10.8       The Arbitrators shall render a fact opinion and not a reasoned opinion no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual basis for the award. If the opinion is not rendered within 30 days, a penalty of $100 a day will be deducted from the Arbitrator’s fee for each day the award order is delayed. The Arbitrators shall issue a written award and arbitration decision that sets forth the Arbitrators’ findings of fact and conclusions of law upon which the award is based. The Arbitrators award shall be final and binding upon the parties, and judgment upon the award may be entered in any court of competent jurisdiction in any state of the United States or country or application may be made to such court for a judicial acceptance of the award and an enforcement as the law of such jurisdiction may require or allow.

10.9      The parties shall initially equally split the arbitration fees and costs between each party. Borrowers jointly and severally agree to reimburse RBC for all reasonable attorneys’ fees and costs incurred by RBC arising under to related to any arbitration, which shall awarded by the Arbitrators. Motions for attorney’s fees and costs must be filed within 10 days of the date the arbitration decision is issued or it is waived. The ruling on the petition for fees will not toll the time for moving to enforce the arbitration decision in a court of competent jurisdiction.

11.         Confidentiality. Each Borrower and RBC agree that because this matter is subject to mandatory, final, and binding arbitration, all disputes will be and remain strictly confidential and no charge or Claim will be filed against the other party or the Arbitrators because of the arbitration. The parties each agree that, except as may be necessary to enter judgment upon the award or to the extent required by applicable law, all Claims, defenses and proceedings (including, without limitation, the existence of a controversy and the fact that there is an arbitration proceeding) shall be treated in a confidential manner by the Arbitrators, the parties and their counsel, each of their agents, and employees and all others acting on behalf of or in concert with them. Without limiting the generality of the foregoing, no one shall divulge to any third party or person not directly involved in the arbitration the content of the pleadings, papers, orders, hearings, trials, or awards in the arbitration, except as may be necessary to enter judgment upon the Arbitrator's award or as required by applicable law. Nothing in this paragraph, however, shall be construed to prohibit the parties or their attorneys from communicating with potential witnesses in connection with good faith efforts to investigate facts or to prepare for arbitration. The Arbitrators’ opinion and award also shall be kept confidential, and may be disclosed only to the extent necessary to comply with and/or enforce the same.

12.         Arbitration Fees and Costs. The Parties shall initially equally split the arbitration fees and costs between each Party. The prevailing Party shall be awarded all such Party’s attorneys’ fees and/or costs by the Arbitrators. Motions for attorney’s fees and costs must be filed within 10 days of the date the arbitration decision is issued or it is waived. The ruling on the petition for fees will not toll the time for moving to enforce the arbitration decision in a court of competent jurisdiction.

13.         Survival. These arbitration provisions shall survive termination of the Note.

14.       Voluntary Agreement. EACH BORROWER AND RBC ACKNOWLEDGES THAT SUCH PARTY HAS CAREFULLY READ THESE ARBITRATION PROVISIONS, UNDERSTANDS THE TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE PARTIES REGARDING ARBITRATION ARE CONTAINED IN THE NOTE. EACH PARTY FURTHER ACKNOWLEDGES THAT SUCH PARTY HAS ENTERED INTO THESE ARBITRATION PROVISIONS VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE OTHER PARTY OTHER THAN THOSE CONTAINED IN THIS NOTE.

Secured Promissory Note	Page 3	Borrower Initials _____ _____ _____

Third Amendment to the Agreement for Purchase and Sale

“Third Amendment”

Among:	Continental Republic Capital, LLC d/b/a Republic Business Credit A Louisiana limited liability company 900 Camp Street, Suite 301 New Orleans, LA 70130	As successor in merger, the “Purchaser”

And:	The Entities Set Forth on Schedule 1 Attached Hereto	collectively, the “Sellers” and each a “seller”
	January 12, 2023	“Date”

recitals

WHEREAS, on or about October 28, 2019, Purchaser and Sellers entered into that certain Agreement for Purchase and Sale as amended by (i) that certain First Amendment to the Agreement for Purchase and Sale dated July 10, 2020; and (ii) that certain Third Amendment to the Agreement for Purchase and Sale dated December 6, 2021 (as the same may have been amended, modified or restated, the “Purchase Agreement”) together with instruments, agreements and documents executed in connection therewith (as the same may have been amended, modified or restated, the “Purchase Agreement Documents”) providing for the sale of certain Accounts by Seller to Purchaser under the terms and conditions set forth therein; and

WHEREAS, the parties agree that the Purchase Agreement shall be amended to reflect that Purchaser agrees to make a secured term loan to Sellers, as Borrowers, as evidenced by the Note (as hereinafter defined herein), and certain other amendments pursuant to the terms and conditions set forth herein.

agreement

Now, therefore, in consideration of the mutual covenants set forth in this Third Amendment and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

1.         Recitals. The foregoing recitals are by this reference made a part hereof and incorporated herein as Paragraph 1. The recitals set forth herein constitute an integral part of this Third Amendment, evidencing the intent of the parties in executing this Third Amendment and describing the circumstances surrounding its execution and this Third Amendment shall be construed thereof.

2.         Definitions. Capitalized terms used herein but not defined herein shall have such meaning as ascribed to such term in the Purchase Agreement.

3.         Amendments to the Agreements.           The Purchase Agreement is hereby amended as follows:

3.1         Paragraph 2.6 of the Agreement for Purchase and Sale shall be stricken in its entirety and restated as follows:

2.3         “Term” shall mean the initial period commencing on the Effective Date of this Purchase Agreement and concluding on January 31, 2025, and any renewal hereunder.

3.2         Paragraph 5.1 of the Purchase Provisions to the Agreement for Purchase and Sale shall be stricken in its entirety and restated as follows:

5.1         Secured Promissory Note. Pursuant to that certain Secured Promissory Note dated on or about January 12, 2023 (the “Note”), Purchaser, as Holder, may loan to Sellers, as Borrower, the principal amount of up to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the “Maximum Principal Amount”) all on the terms and conditions set forth therein, which Note is secured by that certain real property commonly known as 1784 Highway 1 North, Wynne, Cross County, Arkansas 72396 (the “AR Real Property”) as set forth in that certain Mortgage with Security Agreement and Fixture Filing dated on or about January 12, 2023, by and between RiceBran Technologies, d/b/a RiceBran Technologies, Inc., a California corporation, as Mortgagor, and Purchaser, as Mortgagee (the “Mortgage”). From and after the Date of this Third Amendment, all obligations under the Note shall be considered “Obligations” under the Purchase Agreement. The Collateral shall secure all obligations of the Sellers, as Borrowers, under the Note.

	Page 1	Purchaser Initials _____
Third Amendment to the Agreement for Purchase and Sale		Seller Initials _____ _____ _____

Third Amendment to the Agreement for Purchase and Sale

6.         Ratification of Purchase Agreement. The parties agree that the Purchase Agreement, except as specifically amended hereby, and the Purchase Agreement Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects. From and after the Effective Date hereof, each reference to the Purchase Agreement shall be deemed to mean the Purchase Agreement, as amended and ratified by this Third Amendment.

7.         Effective Date. This Third Amendment shall become effective as of the Effective Date upon execution of this Third Amendment by all parties.

8.         Governing Law. This Third Amendment shall be governed by, and construed in accordance with the internal laws (and not the law of conflicts) of the State of Texas.

9.         Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. A signature sent by PDF or electronic signature shall be as valid and binding upon the party as an original signature of such party, provided, however, notwithstanding anything to the contrary contained herein, Purchaser may require an original signature at its sole discretion prior to this Third Amendment becoming effective.

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Third Amendment to the Agreement for Purchase and Sale	Page 2	Purchaser Initials _____
Seller Initials _____ _____ _____

execution

In Witness Whereof, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the Date.

PURCHASER:

CONTINENTAL REPUBLIC CAPITAL, LLC

d/b/a REPUBLIC BUSINESS CREDIT

By: _____________________________

Name:         Melissa Baines

Its:         Chief Risk Officer

SELLER:

RICEBRAN TECHNOLOGIES D/B/A RICEBRAN TECHNOLOGIES, INC.

a California corporation

By: _____________________________

Name:

Its:

GOLDEN RIDGE RICE MILL, INC.

a Delaware corporation

By: _____________________________

Name:

Its:

MGI GRAIN INCORPORATED

a Delaware corporation

By: _____________________________

Name:

Its:

Signature Page Third Amendment to the Agreement for Purchase and Sale

Third Amendment to the Agreement for Purchase and Sale

Schedule 1

SELLERS AND EACH A SELLER

RICEBRAN TECHNOLOGIES

a California corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

GOLDEN RIDGE RICE MILL, INC.

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

MGI GRAIN INCORPORATED

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

Third Amendment to the Agreement for Purchase and Sale	Page 2	Purchaser Initials _____
Schedule 1 –Seller		Seller Initials _____ _____ _____